UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 29, 2023
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FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)
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Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o H&C Corporate Services Limited
P.O. Box 698, 4th Floor, Apollo House, 87 Mary Street
George Town, Grand Cayman, KY1-1107
Cayman Islands
(Address of Registrant's Principal Executive Office)
(305) 520-8400
(Registrant’s telephone number including area code)
Please send copies of notices and communications from the Securities and Exchange Commission to:
c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	FDP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

(d)

On December 4, 2023, Fresh Del Monte Produce Inc. (the “Company”) announced the appointment of Ajai Puri as a Class III director to the Company’s Board of Directors (the “Board”) for a term expiring at the 2024 Annual Meeting of Shareholders, effective February 19, 2024.

Upon joining the Board, Dr. Puri will participate in the standard non-employee director compensation arrangements described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2023 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 24, 2023.

The Board has determined that Dr. Puri qualifies as an independent director under the listing standards of the New York Stock Exchange. Upon joining the Board, Dr. Puri will serve on the Audit Committee and the Governance Committee of the Board.
There are no arrangements or understandings between Dr. Puri and any other persons with respect to his appointment as a director. Neither Dr. Puri nor any immediate family member of Dr. Puri has been a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01 - Regulation FD Disclosure.

On December 4, 2023, the Company issued a press release announcing the appointment of Dr. Puri to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated December 4, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	December 4, 2023	/s/ Monica Vicente
Monica Vicente
Senior Vice President and Chief Financial Officer